UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 13th, 2018

INVESTVIEW INC.
(Exact name of registrant as specified in charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 South 400 West
Salt Lake City, Utah 84101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: 888-778-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On April 13, 2018 Investview issued a press release announcing a name change of its subsidiary, Wealth Generators LLC to Kuvera LLC, a copy of which is attached hereto as Exhibit 99.01

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location
Item 99	Miscellaneous
99.01	Press Release dated April 13, 2018	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTVIEW, INC.

By:	/s/ William Kosoff
Name:	William Kosoff
Title:	Acting Chief Financial Officer

Date: April 17, 2018